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                                                                    EXHIBIT 10.9

                               WESTFIELD PROMENADE

                             CITY OF WOODLAND HILLS
                              COUNTY OF LOS ANGELES
                               STATE OF CALIFORNIA

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT
                  --------------------------------------------


         THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (hereinafter the "Agreement") is made and entered into as of the _________ day of ________________, 2006, by and among NOLAN BUSHNELL an individual ("Assignor"), UWINK, INC., a Utah corporation ("Assignee"), and PROMENADE LP, a Delaware limited partnership ("Landlord").

                                   WITNESSETH:

         WHEREAS, by written Shopping Center Lease dated February 3, 2006 (which lease and any and all amendments, assignments and modifications thereof are hereinafter called the "Lease"), Landlord or its predecessor-in-interest did lease unto Assignor or its predecessor-in-interest approximately 5,340 square feet of space known as Tenant SPACE NO. 2310 (hereinafter called the "Premises") in WESTFIELD PROMENADE, located in Woodland Hills, California; and

         WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Lease to Assignee, Assignee desires to accept and assume the same, and Landlord consents to the intended assignment and assumption on and under the terms, conditions and covenants hereof;

         NOW, THEREFORE, for and in consideration of the mutual covenants, terms and conditions herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows.

         1.       ASSIGNMENT.

                  Assignor hereby sells, assigns, transfers and sets over to Assignee all of its right, title and interest in and to the Lease. Assignor shall remain liable to Landlord for the performance of the terms, provisions, covenants, conditions and agreements of the Lease that arise subsequent to the Effective Date (as hereinafter defined).

         2.       ACCEPTANCE AND ASSUMPTION.

                  In consideration of the foregoing assignment and in further consideration of the execution by Landlord of its consent to the herein described assignment, Assignee hereby accepts the foregoing Assignment and hereby assumes and agrees to be bound by and to perform each and all of the terms, provisions, covenants, conditions and agreements to be performed by Tenant pursuant to the Lease.

                  Assignee specifically agrees and understands that the Lease does make provision, among other things, for the following:

                  (a) That Tenant's trade name shall be "UWINK MEDIA BISTRO" and shall remain as such unless changed with the authorization and prior approval of Landlord.

                  (b) That the Lease provides a use clause limiting the use of Tenant shall only use the Premises for the operation of a full service (sit-down) restaurant, including the sale of alcoholic beverages for on-Premises consumption only (provided Tenant complies with applicable laws and regulations, and obtains and maintains in effect the necessary licenses and additional insurance as may be required pursuant to this Lease for the sale and serving of said alcoholic beverages), with categories of food and alcoholic, and non-alcoholic beverage items offered on the menu substantially in the form as attached hereto as Exhibit "E;" and as ancillary thereto, Tenant may offer take-out service for menu items. As incidental thereto Tenant may also sell bottles of wine featured to customers (provided Tenant complies with applicable


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laws and regulations, and obtains and maintains in effect the necessary licenses and additional insurance as may be required pursuant to this Lease for the sale and serving of said alcoholic beverages). The Premises shall be used solely for the use stated above and for no other use or purpose, and for no other use or purpose.

                  (c) That the Lease provides for the payment of Minimum Annual Rental, Percentage Rental and Additional Rent charges as set forth in the Lease.

                  (d) That the Lease expires on January 31, 2016 and does not provide for an option to renew the Term of the Lease.

         3. EFFECTIVE DATE. The Effective Date of this Agreement shall be April 10, 2006.

         4. LANDLORD'S CONSENT.

                  By its execution hereof, Landlord agrees to and accepts this Agreement upon the conditions and terms set forth herein. Assignor shall remain liable to Landlord for the performance of the terms, provisions, covenants, conditions and agreements of the Lease that arise subsequent to the Effective Date of this Assignment. Assignee shall be liable for the performance and compliance with all of the terms, conditions and covenants of the Lease to be performed by the Tenant thereunder from and after the Effective Date. Unless and until Landlord shall have executed this Agreement, the same shall be of no effect, notwithstanding that Landlord may have accepted and may continue to accept rent or the performance of other obligations by Assignee. The consent granted herein shall in no event be construed as consent to any further assignment or subleasing of or under the Lease. The failure or delay of Landlord in seeking to enforce any provisions of the Lease or this Agreement shall not be deemed a waiver of rights or remedies that Landlord may have, or a waiver of any subsequent breach or default of the terms and provisions therein or herein contained.

                  Landlord's consent is conditioned upon payment by Assignor of all Minimum Annual Rental, Percentage Rental and Additional Rent charges due, including adjustments to estimated charges due under the Lease, through the Effective Date (notwithstanding that such adjustments may be billed following the Effective Date).

         5. NOTICE ADDRESS. The notice address of Assignee shall be as follows for all purposes for which notice to Tenant may be required pursuant to the
Lease:

             NOTICE ADDRESS                     BILLING ADDRESS
             --------------                     ---------------
             U Wink Media Bistro                U Wink Media Bistro
             12536 Beatrice                     12536 Beatrice
             Los Angeles, California 90066      Los Angeles, California 90066
             Attention:  Mr. Nolan Bushnell     Attention:  Mr. Nolan Bushnell

         6. ASSIGNMENT FEE. Assignor shall pay to Landlord upon the execution hereof an assignment fee, as provided for in the Lease, in the amount of Seven Hundred Fifty Dollars ($750.00) as additional consideration for this Agreement and to cover Landlord's administrative and processing expenses in connection with this Agreement.

         7. MISCELLANEOUS. Except as amended herein, all terms and conditions of the Lease shall remain and continue in full force and effect. In case of inconsistency between the Lease and this Agreement, the later shall govern and control. This Agreement may be amended, modified or canceled only by an instrument in writing signed by all parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ASSIGNOR:


                               ____________________________________
                               NOLAN BUSHNELL




ASSIGNEE:                      UWINK, INC.,
                               a Utah corporation


                               By__________________________________

                               Print Name _________________________

                               Its_________________________________


                               By__________________________________

                               Print Name _________________________

                               Its_________________________________


LANDLORD:                      PROMENADE LP,
                               a Delaware limited partnership

                               By:      Westfield America GP LLC,
                                        a Delaware limited liability company,
                                        its General Partner

                               By: Westfield America Limited Partnership, a Delaware limited partnership its Sole Member

                               By:      Westfield America, Inc.,
                                        a Missouri corporation,
                                        its General Partner


                               By:_________________________________




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